UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88091-P47764-Z92217 MOLSON COORS BEVERAGE COMPANY P.O. BOX 4030 BC 555 GOLDEN, COLORADO 80401 MOLSON COORS BEVERAGE COMPANY 2026 Annual Meeting Vote by May 5, 2026 11:59 PM EDT. For shares held in a Plan, vote by May 4, 2026 7:00 AM EDT. Vote in Person at the Meeting* May 6, 2026 8:00 a.m., Mountain Daylight Time You invested in MOLSON COORS BEVERAGE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Golden Brewery 300 12th Street Golden, CO 80401

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88092-P47764-Z92217 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) David S. Coors 02) Peter J. Coors 03) Mary Lynn Ferguson-McHugh 04) Rahul Goyal 05) Andrew T. Molson 06) Geoffrey E. Molson 07) Nessa O’Sullivan 08) H. Sanford Riley 09) Jill Timm 10) Leroy J. Williams, Jr. 11) James “Sandy” A. Winnefeld, Jr. 2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company’s named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. In their discretion, the proxies named on the proxy (or either of them) are authorized to vote upon such other business as may properly come before the meeting. SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for TSX Trust Company (“TSX”) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 13, 2026, Broadridge Financial Solutions, Inc. (“Broadridge,” as agent for TSX) must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88093-P47764-Z92217 MOLSON COORS BEVERAGE COMPANY P.O. BOX 4030 BC 555 GOLDEN, COLORADO 80401 MOLSON COORS BEVERAGE COMPANY 2026 Annual Meeting Vote by May 5, 2026 11:59 PM EDT. For shares held in a Plan, vote by May 4, 2026 7:00 AM EDT. Vote in Person at the Meeting* May 6, 2026 8:00 a.m., Mountain Daylight Time You invested in MOLSON COORS BEVERAGE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Golden Brewery 300 12th Street Golden, CO 80401

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88094-P47764-Z92217 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Christian P. Cocks 02) Roger G. Eaton 03) Charles M. Herington 2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company’s named executive officers. For NOTE: Such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. In their discretion, the proxies named on the proxy (or either of them) are authorized to vote upon such other business as may properly come before the meeting. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for TSX Trust Company (“TSX”) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 13, 2026, Broadridge Financial Solutions, Inc. (“Broadridge,” as agent for TSX) must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in the Molson Coors Employees’ Retirement and Savings Plan In order for Fidelity Management Trust Company (“Fidelity”), as trustee of the Molson Coors Employees’ Retirement and Savings Plan (the “Plan”), to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class B Common Stock of Molson Coors Beverage Company, attributed to participants in the Plan at the close of business on March 13, 2026, Broadridge (as agent for Fidelity), must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88079-P47765 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. MOLSON COORS CANADA INC. P.O. BOX 4030 BC 555 GOLDEN, COLORADO 80401 MOLSON COORS CANADA INC. 2026 Annual Meeting of Stockholders of Molson Coors Beverage Company Vote by May 5, 2026 11:59 PM EDT. For shares held in a plan, vote by May 4, 2026 7:00 AM EDT. You invested in MOLSON COORS CANADA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders of Molson Coors Beverage Company. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 6, 2026 8:00 a.m., Mountain Daylight Time Golden Brewery 300 12th Street Golden, CO 80401

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88080-P47765 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) David S. Coors 02) Peter J. Coors 03) Mary Lynn Ferguson-McHugh 04) Rahul Goyal 05) Andrew T. Molson 06) Geoffrey E. Molson 07) Nessa O’Sullivan 08) H. Sanford Riley 09) Jill Timm 10) Leroy J. Williams, Jr. 11) James “Sandy” A. Winnefeld, Jr. 2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company’s named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. In their discretion, the proxies named on the proxy (or either of them) are authorized to vote upon such other business as may properly come before the meeting. SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for TSX Trust Company (“TSX”) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 13, 2026, Broadridge Financial Solutions, Inc. (“Broadridge,” as agent for TSX) must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88081-P47765 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. MOLSON COORS CANADA INC. P.O. BOX 4030 BC 555 GOLDEN, COLORADO 80401 MOLSON COORS CANADA INC. 2026 Annual Meeting of Stockholders of Molson Coors Beverage Company Vote by May 5, 2026 11:59 PM EDT. For shares held in a plan, vote by May 4, 2026 7:00 AM EDT. You invested in MOLSON COORS CANADA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders of Molson Coors Beverage Company. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 6, 2026 8:00 a.m., Mountain Daylight Time Golden Brewery 300 12th Street Golden, CO 80401

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88082-P47765 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Christian P. Cocks 02) Roger G. Eaton 03) Charles M. Herington 2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company’s named executive officers. For NOTE: Such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. In their discretion, the proxies named on the proxy (or either of them) are authorized to vote upon such other business as may properly come before the meeting. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for TSX Trust Company (“TSX”) to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 13, 2026, Broadridge Financial Solutions, Inc. (“Broadridge,” as agent for TSX) must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet. SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in the Molson Coors Employees’ Retirement and Savings Plan In order for Fidelity Management Trust Company (“Fidelity”), as trustee of the Molson Coors Employees’ Retirement and Savings Plan (the “Plan”), to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 6, 2026, all the voting rights related to the Class B Common Stock of Molson Coors Beverage Company, attributed to participants in the Plan at the close of business on March 13, 2026, Broadridge (as agent for Fidelity), must receive the stockholder’s voting instructions no later than 5:00 P.M. EDT on May 1, 2026 for mailed in ballots and by 7:00 A.M. EDT on May 4, 2026 if voting by telephone or Internet.